UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 4, 2008

CRITICARE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	39-1501563
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

20925 Crossroads Circle Suite 100 Waukesha, Wisconsin	53186
(Address of principal executive offices)	(Zip Code)

(262) 798-8282
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.01.      Changes in Control of Registrant.

As previously announced, on February 24, 2008, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Opto Circuits (India) Limited ("Opto Circuits") and Packer Acquisition Corporation, a wholly owned subsidiary of Opto Circuits ("Purchaser"), pursuant to which Opto Circuits, through Purchaser, commenced an offer (the "Offer") to purchase all of the outstanding shares of the Company's Common Stock, at a purchase price of $5.50 per share in cash, without interest and less any applicable stock transfer taxes and withholding taxes (the "Offer Price").

The Offer expired by its terms and was successfully completed at 5:00 p.m., New York City time, on April 4, 2008. Upon expiration of the Offer, Purchaser accepted for payment, in accordance with the terms of the Offer, all shares that were validly tendered and not withdrawn prior to the expiration of the Offer. Purchaser advised the Company that, based upon information obtained by Purchaser from the depositary for the Offer, a total of 11,536,382 shares of Common Stock (including 760,112 shares or 6% delivered pursuant to notices of guaranteed delivery), representing approximately 93% of the outstanding shares of Common Stock, were validly tendered and not withdrawn prior to the expiration of the Offer.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 25, 2008 and is incorporated by reference into this Item 5.01 in its entirety.

The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company's Solicitation/Recommendation Statement on Schedule 14D-9, originally filed on March 7, 2008, as subsequently amended (the "Schedule 14D-9"), and (ii) the Tender Offer Statement on Schedule TO, originally filed by Purchaser and Opto Circuits on March 7, 2008 (the "Schedule TO"), and such information is incorporated by reference in this Item 5.01 in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

(d)       Exhibits

The following exhibits are filed herewith:

            Exhibit 20.1 – Solicitation/Recommendation Statement on Schedule 14D-9 of Criticare Systems, Inc. (incorporated by reference in its entirety as originally filed with the SEC on March 7, 2008, as amended).

            Exhibit 20.2 – Section 14(f) Information Statement of Criticare Systems, Inc. (incorporated by reference in its entirety from Annex I of the Solicitation/Recommendation Statement on Schedule 14D-9 of Criticare Systems, Inc., as originally filed with the SEC on March 7, 2008).

            Exhibit 20.3 –Tender Offer Statement on Schedule TO of Packer Acquisition Corporation and Opto Circuits (India) Limited (incorporated by reference in its entirety as originally filed with the SEC on March 7, 2008, as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Criticare Systems, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICARE SYSTEMS, INC.
Date:  April 10, 2008
BY /s/ Joel D. Knudson
       Joel D. Knudson, Chief Financial Officer